Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FIRST QUARTER
	2024	2023
NET SALES	$3,869.5	$3,931.8
COSTS AND EXPENSES
Cost of sales	2,761.0	3,096.3
Gross profit	1,108.5	835.5
% of Net Sales	28.6%	21.2%
Selling, general and administrative	851.8	825.1
% of Net Sales	22.0%	21.0%
Other - net	80.0	63.7
Loss on sales of businesses	—	7.6
Asset impairment charge	25.5	—
Restructuring charges	15.0	12.1
Income (loss) from operations	136.2	(73.0)
Interest - net	87.9	91.1
EARNINGS (LOSS) BEFORE INCOME TAXES	48.3	(164.1)
Income taxes	28.8	23.7
NET EARNINGS (LOSS)	$19.5	$(187.8)

EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Basic	$0.13	$(1.26)
Diluted	$0.13	$(1.26)

DIVIDENDS PER SHARE OF COMMON STOCK	$0.81	$0.80

WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	150,235	149,574
Diluted	150,941	149,574

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	March 30, 2024	December 30, 2023
ASSETS
Cash and cash equivalents	$476.6	$449.4
Accounts and notes receivable, net	1,708.9	1,302.0
Inventories, net	4,693.3	4,738.6
Current assets held for sale	136.3	140.8
Other current assets	405.7	386.5
Total current assets	7,420.8	7,017.3
Property, plant and equipment, net	2,115.9	2,169.9
Goodwill and other intangibles, net	11,857.8	11,945.5
Long-term assets held for sale	691.2	716.8
Other assets	1,768.2	1,814.3
Total assets	$23,853.9	$23,663.8
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1,740.4	$1,074.8
Current maturities of long-term debt	500.0	1.1
Accounts payable	2,337.5	2,298.9
Accrued expenses	2,206.5	2,464.3
Current liabilities held for sale	45.0	44.1
Total current liabilities	6,829.4	5,883.2
Long-term debt	5,602.1	6,101.0
Long-term liabilities held for sale	83.4	84.8
Other long-term liabilities	2,462.6	2,538.7
Shareowners’ equity	8,876.4	9,056.1
Total liabilities and shareowners' equity	$23,853.9	$23,663.8

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		FIRST QUARTER
		2024	2023
	OPERATING ACTIVITIES
	Net earnings (loss)	$19.5	$(187.8)
	Depreciation and amortization	140.2	161.2
	Loss on sales of businesses	—	7.6
	Asset impairment charge	25.5	—
	Changes in working capital[1]	(359.8)	(181.2)
	Other	(256.4)	(86.1)
	Net cash used in operating activities	(431.0)	(286.3)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(65.7)	(68.2)
	Proceeds from debt issuances, net of fees	—	747.2
	Net short-term commercial paper borrowings (repayments)	674.9	(285.9)
	Proceeds from issuances of common stock	3.8	3.1
	Purchases of common stock for treasury	(6.3)	(4.8)
	Cash dividends on common stock	(121.8)	(119.8)
	Effect of exchange rate changes on cash	(27.6)	9.1
	Other	0.5	(8.6)
	Net cash provided by investing and financing activities	457.8	272.1
	Increase (decrease) in cash, cash equivalents and restricted cash	26.8	(14.2)
	Cash, cash equivalents and restricted cash, beginning of period	454.6	404.9
	Cash, cash equivalents and restricted cash, end of period	$481.4	$390.7

	Free Cash Flow Computation[2]
	Net cash used in operating activities	$(431.0)	$(286.3)
	Less: capital and software expenditures	(65.7)	(68.2)
	Free cash flow (before dividends)	$(496.7)	$(354.5)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		March 30, 2024	December 30, 2023
	Cash and cash equivalents	$476.6	$449.4
	Restricted cash included in Other current assets	1.5	4.6
	Cash and cash equivalents included in Current assets held for sale	3.3	0.6
	Cash, cash equivalents and restricted cash	$481.4	$454.6

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	FIRST QUARTER
	2024	2023
NET SALES
Tools & Outdoor	$3,284.6	$3,315.4
Industrial	584.9	616.4
Total	$3,869.5	$3,931.8
SEGMENT PROFIT
Tools & Outdoor	$255.7	$18.7
Industrial	65.2	67.4
Segment Profit	320.9	86.1
Corporate Overhead	(64.2)	(75.7)
Total	$256.7	$10.4
Segment Profit as a Percentage of Net Sales
Tools & Outdoor	7.8%	0.6%
Industrial	11.1%	10.9%
Segment Profit	8.3%	2.2%

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		FIRST QUARTER 2024
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$1,108.5	$14.4	$1,122.9
	% of Net Sales	28.6%		29.0%
	Selling, general and administrative	851.8	(20.1)	831.7
	% of Net Sales	22.0%		21.5%
	Earnings before income taxes	48.3	71.5	119.8
	Income taxes	28.8	6.8	35.6
	Net earnings	19.5	64.7	84.2
	Diluted earnings per share of common stock	$0.13	$0.43	$0.56

		FIRST QUARTER 2023
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$835.5	$73.4	$908.9
	% of Net Sales	21.2%		23.1%
	Selling, general and administrative	825.1	(20.7)	804.4
	% of Net Sales	21.0%		20.5%
	Loss before income taxes	(164.1)	106.8	(57.3)
	Income taxes	23.7	(20.4)	3.3
	Net loss	(187.8)	127.2	(60.6)
	Diluted loss per share of common stock	$(1.26)	$0.85	$(0.41)

[1]	The Non-GAAP 2024 and 2023 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods. See further detail on Non-GAAP adjustments on page 14.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		FIRST QUARTER 2024
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$255.7	$22.9	$278.6
	Industrial	65.2	5.7	70.9
	Segment Profit	320.9	28.6	349.5
	Corporate Overhead	(64.2)	5.9	(58.3)
	Total	$256.7	$34.5	$291.2
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	7.8%		8.5%
	Industrial	11.1%		12.1%
	Segment Profit	8.3%		9.0%

1	Non-GAAP adjustments relate primarily to footprint actions associated with the supply chain transformation and transition services costs related to previously divested businesses.

		FIRST QUARTER 2023
		GAAP	Non-GAAP Adjustments[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$18.7	$79.2	$97.9
	Industrial	67.4	0.3	67.7
	Segment Profit	86.1	79.5	165.6
	Corporate Overhead	(75.7)	14.6	(61.1)
	Total	$10.4	$94.1	$104.5
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	0.6%		3.0%
	Industrial	10.9%		11.0%
	Segment Profit	2.2%		4.2%

2	Non-GAAP adjustments relate primarily to footprint actions and other costs associated with the supply chain transformation and integration-related costs.
3	The Non-GAAP 2024 and 2023 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS (LOSS) TO EBITDA
(Unaudited, Millions of Dollars)

	FIRST QUARTER
	2024	2023
Net earnings (loss)	$19.5	$(187.8)
% of Net Sales	0.5%	(4.8)%

Interest - net	87.9	91.1
Income taxes	28.8	23.7
Depreciation and amortization	140.2	161.2
EBITDA[1]	$276.4	$88.2
% of Net Sales	7.1%	2.2%
Non-GAAP Adjustments before income taxes	71.5	106.8
Less: Accelerated depreciation included in Non-GAAP Adjustments before income taxes	5.3	17.5
Adjusted EBITDA[1]	$342.6	$177.5
% of Net Sales	8.9%	4.5%

1	EBITDA is earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA excluding certain gains and charges, as summarized below. EBITDA and Adjusted EBITDA, both Non-GAAP measures, are considered relevant to aid analysis and understanding of the Company’s operating results and ensures appropriate comparability to prior periods.

SUMMARY OF NON-GAAP ADJUSTMENTS BEFORE INCOME TAXES
(Unaudited, Millions of Dollars)

	FIRST QUARTER
	2024	2023
Supply Chain Transformation Costs:
Footprint Rationalization[2]	$8.4	$59.3
Strategic Sourcing & Operational Excellence[3]	5.8	14.1
Facility-related costs	0.7	0.7
Voluntary retirement program	—	(0.1)
Other charges (gains)	(0.5)	(0.6)
Gross Profit	$14.4	$73.4

Supply Chain Transformation Costs:
Footprint Rationalization[2]	$7.5	$0.1
Complexity Reduction	0.3	0.1
Acquisition & integration-related costs[4]	2.8	10.1
Transition services costs related to previously divested businesses	5.5	12.8
Voluntary retirement program	—	(0.9)
Other charges (gains)	4.0	(1.5)
Selling, general and administrative	$20.1	$20.7

Other, net[5]	$(3.5)	$(7.0)
Loss on sale of businesses	—	7.6
Asset impairment charge[6]	25.5	—
Restructuring charges	15.0	12.1
Earnings (loss) before income taxes	$71.5	$106.8

2	Footprint Rationalization costs in 2024 primarily relate to accelerated depreciation of production equipment of $4.9 million and other facility exit and re-configuration costs of $10.0 million. In 2023, transfers and closures of targeted manufacturing sites, including Fort Worth, Texas and Cheraw, South Carolina as previously announced in March 2023, resulted in accelerated depreciation of production equipment of $17.0 million and non-cash asset write-downs of $42.2 million (predominantly tooling, raw materials and WIP).

Exhibit 99.2

3	Strategic Sourcing & Operational Excellence costs in 2023 primarily relate to third-party consultant fees to provide expertise in identifying and quantifying opportunities to source in a more integrated manner and re-design in-plant operations following footprint rationalization, developing a detailed program and related governance, and assisting the Company with the implementation of actions necessary to achieve the related objectives.
4	Acquisition & integration-related costs primarily relate to the MTD and Excel acquisitions, including costs to integrate the organizations and shared processes, as well as harmonize key IT applications and infrastructure.
5	Includes deal-related costs, net of income related to providing transition services to previously divested businesses.
6	The $25.5 million pre-tax asset impairment charge in 2024 related to the Infrastructure business.